UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

PROBE MANUFACTURING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Amendment No. 1 to

PROXY STATEMENT FOR OUR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 28, 2011

EXPLANATORY NOTE:  This Amendment No. 1 to the Proxy Statement of Probe Manufacturing, Inc. (the “Company”) amends only one item of the definitive proxy statement originally filed on December 1, 2011 (the “Proxy Statement”) which is contained herein. Except as expressly set forth herein, the Proxy Statement has not been amended, updated or otherwise modified. We have included the entire Proxy Statement, as amended for your convenience.

This Amendment No. 1 amends a typographical error in Proposal No. 13, which erroneously stated that the Board recommended conducting a non-binding, advisory resolution on executive compensation every five years. The correct language is:

“The Board recommends a vote to conduct future
non-binding, advisory resolutions on executive compensation "EVERY THREE YEARS".”

December 1, 2011

Dear Shareholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2011 Annual Meeting of Shareholders of Probe Manufacturing, Inc., to be held on December 28, 2011 at 8:30 a.m. local time, at the the corporate headquarters, located at 17475 Gillette Ave., Irvine, California 92614. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be acted upon by our Shareholders. An overview of the Company will also be presented at the 2011 Annual Meeting of Shareholders, and our Shareholders will have an opportunity to ask questions.

Your vote is very important. Regardless of the number of shares of our common stock you own, it is very important that your shares be represented at the 2011 Annual Meeting of Shareholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to

1 (949) 273-4990 or in the accompanying self-addressed postage-paid return envelope. This will not prevent you from voting in person at the 2011 Annual Meeting of Shareholders, but will assure that your vote will be counted if you are unable to attend the 2011 Annual Meeting of Shareholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

/s/ Kambiz Mahdi

Kambiz Mahdi

Chief Executive Officer and Chairman

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 28, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders of Probe Manufacturing, Inc., a Nevada corporation, will be held on December 28, 2011 at 8:30 a.m. local time, at the corporate headquarters, located at 17475 Gillette Ave., Irvine, California 92614, for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

1.

to reelect three nominee directors, each to hold office for a one-year term expiring at the 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified (Propsoal No. 1);

2.

to ratify the appointment of W.T. Uniack & Co, CPA’s, P.C. as our independent registered public accounting firm for the year ending December 31, 2011 (Propsoal No. 2);

3.

to hold a non-binding, advisory vote on executive compensation (Propsoal No. 3);

4.

to hold a non-binding, advisory vote on the frequency of the non-binding, advisory vote on executive compensation (Propsoal No. 4); and

5.

to transact such other business as may properly come before the 2011 Annual Meeting of Shareholders or any adjournments or postponements thereof.

These proposals are discussed in the following pages, which are made part of this notice. Our Shareholders of record on December 1, 2011 are entitled to vote at the 2011 Annual Meeting of Shareholders of Probe Manufacturing, Inc. The list of Shareholders entitled to vote will be available for inspection at the offices of Probe Manufacturing, Inc., 17475 Gillette Ave., Irvine, California 92614, for the ten-day period immediately preceding the 2011 Annual Meeting of Shareholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2011 Annual Meeting of Shareholders to provide more time to solicit proxies for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 28, 2011.

The proxy statement and annual report to Shareholders are available at https://www.probeglobal.com.

You may obtain directions to attend the 2011 Annual Meeting of Shareholders of Probe Manufacturing, Inc. by calling 1 (949) 273-4990.

Please sign and date the accompanying proxy card and return it promptly by fax to 1 (949) 273-4990 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. If you hold your shares in “street name” please follow the instruction card that will be provided to you by your broker-dealer. If you attend the 2011 Annual Meeting of Shareholders, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically. You may revoke your proxy at any time prior to its exercise.

By Order of the Board of Directors,

/s/ Kam Mahdi

Secretary

PROBE MANUFACTURING, INC.

PROXY STATEMENT (Amendment No. 1)

The accompanying proxy is solicited by the Board of Directors of Probe Manufacturing, Inc., or Probe Manufacturing, for use in voting at the 2011 Annual Meeting of Shareholders, or the annual meeting, to be held on December 28, 2011 at 8:30 a.m. local time, at the corporate headquarters, located at 17475 Gillette Ave., Irvine, California 92614, and at any adjournment or postponement thereof, for the purposes set forth in the attached notice. The proxy solicitation materials are being mailed to Shareholders on or about December 1, 2011.

About the Meeting

What is the purpose of the annual meeting?

At the annual meeting, Shareholders will vote to: (i) reelect three nominee directors, each to hold office for a one-year term expiring at the 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified (Proposal No. 1); (ii) ratify the appointment of W.T. Uniack & Co, CPA’s, P.C., as our independent registered public accounting firm for the year ending December 31, 2011 (Proposal No. 2); (iii) to hold a non-binding, advisory vote on executive compensation (Proposal No. 3);and (iv) to hold a non-binding, advisory vote on the frequency of the non-binding, advisory vote on executive compensation (Proposal No. 4); and (v) transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Management will give a presenation that provides a current overview of the company, and will respond to questions from Shareholders. In addition, representatives of W.T. Uniack & Co, CPA’s, P.C., our independent registered public accounting firm, are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our Shareholders.

What is our Board of Directors’ voting recommendation?

Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors unanimously recommends that you vote your shares: (i) “FOR ALL NOMINEES” to our Board of Directors; and (ii) “FOR" Proposals Nos. 2and 3, and "EVERY THREE YEARS" for Proposal No. 4 regarding the advisory vote on the frequency of the advisory vote on executive compensation. No director has informed us that he intends to oppose any action intended to be taken by us.

What happens if additional proposals are presented at the annual meeting?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you are authorizing a proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?

Only Shareholders of record at the close of business on December 1, 2011, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they hold on that date at the annual meeting or any adjournments or postponements thereof. As of the record date, we had 195,659,056 shares of our common stock issued and outstanding and entitled to vote. Each outstanding share of our common stock entitles its holder to cast one vote on each proposal to be voted on at the annual meeting.

What constitutes a quorum?

If 50.0% of the shares of our common stock outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote my shares at the annual meeting?

Authorizing a Proxy by Mail — Shareholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by 5:00 p.m. Pacific Daylight Time on December 27, 2011.

Authorizing a Proxy by Fax — Shareholders may authorize a proxy by completing the accompanying proxy card and faxing it to 1 (949) 273-4990 until 5:00 p.m. Pacific Daylight Time on December 27, 2011.

If you hold your shares in “street name” please follow the instruction card that will be provided to you by your broker-dealer.

Abstentions and Broker Non-Votes

Abstentions and "broker non-votes" are considered present and entitled to vote at each of the 2011 annual general meeting and the extraordinary general meeting for purposes of determining a quorum. A "broker non-vote" occurs when a broker, a bank or other nominee who holds shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary power to vote on that particular proposal and has not received directions from the beneficial owner. If a broker, bank or other nominee indicates on the proxy card that it does not have discretionary authority to vote as to a particular matter, those shares, along with any abstentions, will not be counted in the tabulation of the votes cast on the proposal being presented to shareholders.

If you are a beneficial owner, your broker, bank or other nominee has authority to vote your shares for or against the re-appointment of our independent auditors and for or against the approval of the general authorization for our directors to allot and issue ordinary shares, even if the broker does not receive voting instructions from you. Your broker, bank or other nominee, however, does not have the discretion to vote your shares on any other proposals included in this joint proxy statement without receiving voting instructions from you. It is very important that you instruct your broker, bank or other nominee how to vote on these proposals. If you do not complete the voting instructions, your shares will not be considered in the election of directors or any other proposal included in this joint proxy statement other than the re-appointment of our independent auditors and the approval of the general authorization for our directors to allot and issue ordinary shares.

 If you are a registered shareholder, in the absence of contrary instructions, shares represented by proxies submitted by you will be voted at the 2011 annual general meeting: "FOR" the Board nominees in Proposal No. 1, "FOR" Proposals Nos. 2 and 3, and "EVERY YEAR" for Proposal No. 4 regarding the advisory vote on the frequency of the advisory vote on executive compensation.

Can I revoke my proxy after I return my proxy card or after I authorize a proxy by telephone, fax or over the Internet?

If you are a stockholder of record as of December 1, 2011, you may revoke your proxy at any time before the proxy is exercised at the annual meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What vote is required to approve each proposal that comes before the annual meeting?

To elect the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. To Proposals 2 through 4, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees, but will have no impact on the proposal to ratify Proposals 2 through 4.

Who will bear the costs of soliciting proxies for the meeting?

Probe Manufacturing will bear the entire cost of the solicitation of proxies from its Shareholders. The mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our Shareholders.

Who should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Probe Manufacturing, Inc.

17275 Gillette Avenue

Irvine, CA 92614

 1 (949) 273-4442

Attn: John Bennett

PROPOSAL FOR

REELECTION OF DIRECTORS

(Proposal No. 1)

Background

Our Board of Directors currently consists of three directors. Our bylaws provide for a minimum of three and a maximum of seven directors and that our directors each serve a term of one year, but may be re-elected. Our Board of Directors has nominated Kambiz Mahdi, John Bennett and Shervin Talieh, each for a term of office commencing on the date of the 2011 Annual Meeting of Shareholders of Probe Manufacturing and ending on the date of the 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Each of Messrs. Mahdi, Bennett and Talieh currently serves as a member of our Board of Directors.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR ALL NOMINEES for director named below. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on our Board of Directors for a one-year term ending on the date of the 2012 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by our Board of Directors. We are not aware of any family relationship among any of the nominees to become directors or executive officers of Probe Manufacturing. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees agreed to serve as our directors if elected.

Director Qualifications

We believe that our Board of Directors should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to our business; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of our Shareholders. Furthermore, we believe our Board of Directors should be comprised of persons with skills in areas such as: finance, electronic manufacturing, leadership of business organizations and legal matters.

In addition to the targeted skill areas as noted above, we endeavor to select members of our Board of Directors which have a strong record of achievement in key knowledge areas that are critical for directors to add value to our Board of Directors, including:

•

Strategy — knowledge of our business model, the formulation of corporate strategies, knowledge of key competitors and markets;

•

Relationships — understanding how to interact with investors, accountants, attorneys, management companies, and markets in which we operate; and

•

Functional — understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues and marketing.

Information about Director Nominees

Kambiz Mahdi, age 46, Kambiz Mahdi is co-founder, and served as President and Chief Executive Officer of Probe Manufacturing from 1996 until December of 2005 and again from July 2009 until present. Prior to Probe Manufacturing, Mr. Mahdi was Technical Sales Manager at Future Electronics for six years. While at Future Electronics, Mr. Mahdi developed superior technical management leadership and skills servicing some of the top 1000 fortune technology customers and their applications. Mr. Mahdi also started Billet Electronics a global supply chain provider of products, services and solutions in the technology sector in 2007. He has established the company as a leading independent distributor of electronic components and provider of value-added services to its market. Mr. Mahdi has a BS degree in Electrical Engineering from California State University of Northridge.  Mr. Mahdi has not served on any other boards of public companies in the past five years.

Our Board of Directors selected Mr. Mahdi to serve as a director because he is our Chief Executive Officer and has served in various executive roles with our company for 14 years, with a focus on electrical manufacturing, sales and operations. Mr. Mahdi has profound insight into the development, marketing, finance, and operations aspects of our company. He has expansive knowledge of the electronic manufacturing industry and relationships with chief executives and other senior management at companies in the same or complimentary industries. Our Board of Directors believes that Mr. Mahdi brings a unique and valuable perspective to our Board of Directors.

John Bennett, age 51, John Bennett has been with Probe Manufacturing since February 2005, as the Chief Financial Officer. He has been in the Electronic manufacturing Industry for 22 years. He has held positions as the Controller, Vice President of Finance and Chief Financial Officer, with experience in Contract Manufacturing of Printed Circuit Board Assembly, Cable and Harness Assembly, Box Builds and Battery & Charger assembly. He holds a Bachelor of Science in Accounting from Mesa University and a Master of Science in Finance from the University of Colorado. Mr. Bennett has not served on any other boards of public companies in the past five years.

Our Board of Directors selected Mr. Bennett  to serve as a director because he is our Chief Financial Officer and has been with our company for more than six years, where his primary focus has been on the financial systems and operations and SEC reporting of the company. He has significant knowledge of, and relationships within, the electronic manufacturing industry, due in part to the 22 years he has spent working in the industry. Our Board of Directors believes that his executive experience in the electronic manufacturing coupled with his deep knowledge of our company’s strategies and operations will bring strong financial and operational expertise to our Board of Directors.

Shervin Talieh, age 44, Shervin Talieh has over 17 years of hands-on experience building and growing organizations that provide solutions to clients in various sectors. This experience has been developed across many functions, including corporate strategy, business development, marketing, branding, alliances, and operations; in small and large firms, through startups, turnarounds, and stable environments alike. Mr. Talieh started his career by successfully building, growing and selling his consulting startup, Index Data. Most recently, Mr. Talieh is the founder and CEO of Vonata; an Internet technology startup focused on data and voice synchronization. At Vonata, he guides the company's strategy, fund-raising, and operations. Prior to Vonata, Mr. Talieh served at Vice President, Business Development for Goldeneye Solutions; a SaaS technology company. This was preceded by his tenure at Accenture, where he was a Partner in the Los Angeles Office, and a member of the executive team responsible for over 700 professionals in the region. Mr. Talieh has not served on any other boards of public companies in the past five years.

Our Board of Directors selected Mr. Talieh to serve as a director due to his strong relationships and understanding of the operations of technology companies. Mr. Talieh’s vast experience in business operations enhances his ability to contribute insight on achieving business success in a diverse range of economic conditions and competitive environments. Our Board of Directors believes that this experience will bring valuable knowledge and insight to our company.

Our Board of Directors recommends a vote FOR ALL NOMINEES for election as directors.

CORPORATE GOVERNANCE

Director Attendance at Meetings of the Board of Directors

Our Board of Directors held 3 meetings during the fiscal year ended December 31, 2010. Each of our incumbent directors attended at least 75.0% of the aggregate total number of meetings of our Board of Directors held during the period for which he served as a director.

Director Attendance at Annual Meetings of the Shareholders

Although we have no policy with regard to attendance by the members of our Board of Directors at our annual meetings, we invite and encourage the members of our Board of Directors to attend our annual meetings to foster communication between Shareholders and our Board of Directors.

Stockholder Communication with the Board of Directors

Any stockholder who desires to contact members of our Board of Directors, or a specified committee of our Board of Directors, may do so by writing to: Probe Manufacturing, Inc., Board of Directors, 17475 Gillette Ave., Irvine, California 92614, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of our Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received.

Director Independence

We have a three-member Board of Directors. Due to the size of our company and the difficulty in finding directors that are comptetent or have experience in our industry, only one of our directors can be deemed an “independent director.”

While our stock is not listed on the New York Stock Exchange, our independent director would qualify as independent under the rules of the New York Stock Exchange.

Board Leadership Structure; Independent Lead Director

Kambiz Mahdi serves as both our Chairman of the Board of Directors and Chief Executive Officer. Our Board of Dirrectors has determined that the most effective leadership structure for our company at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board of Directors. Our Board believes that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all shareholders, as and when appropriate. In addition, although we do not have a lead independent director, our Board of Directors believes that the current structure is appropriate, due to the current size of our operations.

Our Board of Directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of Chairman of the Board of Directors and Chief Executive Officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, members of senior management. These governance practices are reflected in our Code of Business Conduct and Ethics, or our Code of Ethics.

Committees of our Board of Directors

We have no standing committees of our Board of Directors at the current time, which is again due to the size of our operations. From time to time, our Board of Directors may establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting. As our company grows, we plan to establish an audit committee, compensation committee and nominating and coporate governance committee.  The functions that these committees will perform are currently being performed by our three-member Board.

Director Nomination Procedures and Diversity

As outlined above, in selecting a qualified nominee, our Board of Directors considers such factors as it deems appropriate, which may include: the current composition of our Board of Directors; the range of talents of a nominee that would best complement those already represented on our Board of Directors; the extent to which a nominee would diversify our Board of Directors; a nominee’s standards of integrity, commitment and independence of thought and judgment; a nominee’s ability to represent the long-term interests of our shareholders as a whole; a nominee’s relevant expertise and experience upon which to be able to offer advice and guidance to management; a nominee who is accomplished in his or her respective field, with superior credentials and recognition; and the need for specialized expertise. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities. Applying these criteria, our Board of Directors considers candidates for membership on our Board of Directors suggested by its members, as well as by our Shareholders. Members of our Board of Directors annually review our Board of Directors’ composition by evaluating whether our Board of Directors has the right mix of skills, experience and backgrounds. Our Board of Directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.

Our Board of Directors identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to nominate a member for re-election, our Board of Directors will review the desired skills and experience of a new nominee in light of the criteria set forth above.

Our Board of Directors also considers nominees for our Board of Directors recommended by Shareholders. Notice of proposed stockholder nominations for our Board of Directors must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to: Probe Manufacturing, Inc., Board of Directors, 17475 Gillette Ave., Irvine, California 92614, Attention: Chief Executive Officer.

Our Board of Directors will recommend the slate of directors to be nominated for election at the annual meeting of shareholders. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Board of Directors Role in Risk Oversight

Our Board of Directors oversees our shareholders’ interest in the long-term success of our business strategy and our overall financial strength.

Our Board of Directors is actively involved in overseeing risks associated with our business strategies and decisions. It does so, in part, through its approval of all acquisitions and business-related investments and all assumptions of debt, as well as its oversight of our executive officers pursuant to annual reviews. Our Board of Directors is also responsible for overseeing risks related to corporate governance and the selection of nominees to our Board of Directors.

In addition, the Board reviews risks related to our financial reporting. The Baord meets with our Chief Financial Officer and with representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls. Additionally, material violations of our Code of Ethics and related corporate policies are reported to our Board of Directors.

Code of Business Conduct and Ethics

We have adopted our Code of Ethics, which contains general guidelines for conducting our business and is designed to help our directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. Our Code of Ethics applies to our Principal Executive Officer, Principal Financial Officer, and persons performing similar functions and all members of our Board of Directors. Our Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Shareholders may request a copy of our Code of Ethics, which will be provided without charge, by writing to: Probe Manufacturing, Inc., 17475 Gillette Ave., Irvine, California 92614, Attention: Chief Executive Officer. Our Code of Ethics is also available on our website, www.probeglobal.com. If, in the future, we amend, modify or waive a provision in our Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website, as necessary.

COMPENSATION OF INDEPENDENT DIRECTORS

        The key objective of our non-employee directors' compensation program is to attract and retain highly qualified directors with the necessary skills, experience and character to oversee our management. We currently use wquity-based compensation to compensate our non-employee directors due to our restricted cash flow position; however, we may in the future provide cash compensation to our non-employee directors. The use of equity-based compensation is designed to recognize the time commitment, expertise and potential liability relating to active Board service, while aligning the interests of our Board of Directors with the long-term interests of our shareholders. In accordance with the policy of our Board of Directors, we do not pay management directors for Board service in addition to their regular employee compensation. For a discussion of the compensation paid to our only management directors, Mr. Mahdi and Mr. Bennett, for services provided as our CEO and CFO, respectively, see the sections of this proxy statement entitled "Compensation Discussion and Analysis" and "Executive Compensation."

        In addition to the compensation provided to our non-employee director, which is detailed below, each non-employee director is reimbursed for any reasonable out-of-pocket expenses incurred in connection with attending in-person meetings of the Board of Directors and Board committees, as well for any fees incurred in attending continuing education courses for directors.

Fiscal Years 2009 and 2010 Annual Cash Compensation

We currently do not provide cash compensation to our non-employee directors and as such did not provide any cash compensation during the years ended December 31, 2010 and 2009 and have not and will not provide cash compensation to our one non-emolyee director for the fiscal year 2011.

Fiscal Year 2011 Equity Compensation

Yearly Restricted Share Awards

        Under the terms of the discretionary restricted share unit grant provisions of our 2006 Incentive Stock Plan and our 2011 Omnibus Incentive Plan, which we refer to as the 2006 Plan and 2011 Plan, respectively, each non-employee director is eligible to receive grants of restricted common stock share awards at the discretion of our Board of Directors. These yearly restricted share unit awards vest in full on the grant date. During fiscal year 2010, our one non-employee director received a restricted common stock share award 500,000 shares of common stock under this program.

Discretionary Grants

        Under the terms of the discretionary option grant provisions of the 2006 Plan and the 2011 Plan, non-employee directors are eligible to receive stock options or other stock awards granted at the discretion of the Board of Directors. No director received stock options or other stock awards pursuant to the discretionary grant program during fiscal year 2011 or 2010.

Director Summary Compensation in Fiscal Year 2010

        The following table sets forth the fiscal year 2010compensation for our non-employee directors.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Shervin Talieh	$ -	$ 1,800	$ 1,800

(1)

This column represents the amount of cash compensation earned in fiscal year 2010 for Board and committee service.

(2)

This column represents the grant date fair value of restricted share awards granted in fiscal year 2010 in accordance with FASB ASC Topic 718. The grant date fair value of restricted share unit awards is the closing price of our common stock shares on the date of grant.

Change of Control and Termination Provisions

        We currently do not having any stock options issued and outstaning to our non-employee directors. In the event of a dissolution or liquidation of the company or if we are acquired by merger or asset sale or in the event of other change of control events, no acceleration of the termination of any of the restrictions applicable to Restricted Shares, Restricted Stock Unit Awards, Options or Stock Appreciation Rights as defined in the 2011 Plan shall occur in the event of a change in control, unless otherwise provided by our Board of Directors or committee thereof, in such grant.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

Our Board of Directors has ratified the appointment of the firm of W.T. Uniack & Co, CPA’s, P.C. to continue as our independent registered public accounting firm for the year ending December 31, 2011, subject to ratification of the appointment by our Shareholders. If our Shareholders do not ratify the appointment of W.T. Uniack & Co, CPA’s, P.C., the Board of Directors will reconsider whether to retain W.T. Uniack & Co, CPA’s, P.C. but may decide to retain W.T. Uniack & Co, CPA’s, P.C. as our independent registered public accounting firm. Even if the appointment is ratified, the Board of Directors in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of us and our Shareholders.

Assuming the presence of a quorum in person or by proxy at the 2011 Annual Meeting of Shareholders, the affirmative vote of a majority of all votes cast at the annual meeting is required to ratify the appointment of W.T. Uniack & Co, CPA’s, P.C.  as our independent registered public accounting firm for the year ending December 31, 2011.

Our Board of Directors recommends a vote FOR the ratification of the appointment of W.T. Uniack & Co, CPA’s, P.C.  as our independent registered public accounting firm for the year ending December 31, 2011, and proxies solicited by our Board of Directors will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

AUDIT AND NON-AUDIT FEES

W.T. Uniack & Co, CPA’s, P.C. has served as our independent registered public accounting firm since November 10, 2008 and audited our financial statements for the period for the year ended December 31, 2010 and December 31, 2009.

The following table lists the fees for services billed by our independent registered public accounting firm in 2010 and 2009:

Services:	2010	2009
Audit Fees (1)	$ 24,000	$ 24,000
Audit Related Fees (2)	-	-
Tax Fees (3)	985	985
Total	$ 24,985	$ 24,985

(1)

Audit fees billed in 2010 and 2009 consisted of fees related to the audit of our annual financial statements, reviews of our quarterly financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees related to financial accounting and reporting consultations, assurance and related services.
(3)	Tax services consist of tax compliance and tax planning and advice.

The Board of Directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by W.T. Uniack & Co, CPA’s, P.C. for the year ended December 31, 2010 and 2009 were pre-approved in accordance with the policies and procedures described above.

Auditor Independence

The Board of Directors has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

BOARD OF DIRECTORS AUDIT REPORT TO SHAREHOLDERS

Since we do not have a standing Audit Committee our full Borad of Directors oversees our financial reporting process. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, the Borad of Directors has reviewed and discussed our audited financial statements as of December 31, 2010 and December 31, 2009 with management and the independent registered public accounting firm. The Borad of Directors has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended. In addition, the Borad of Directors has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and it has discussed their independence with us.

Based on the reports and discussions described above, the Borad of Directors recommended to our management that the audited financial statements be included in our 2010 Annual Report on Form 10-K filed with the SEC on March 31, 2011.

Board of Directors:

Kambiz Mahdi, Chairman, Secretary

John Bennett

Shervin Talieh

NON-BINDING, ADVISORY PROPOSAL NO. 3:
NON-BINDING, ADVISORY RESOLUTION
ON EXECUTIVE COMPENSATION

        In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking our shareholders to approve, in a non-binding, advisory vote, the compensation of our named executive officers as reported in this proxy statement in the Compensation Discussion and Analysis and in the compensation tables and accompanying narrative disclosure under "Executive Compensation." Our named executive officers include our chief executive officer and our chief financial officer serving during of our 2009 and 2010 fiscal years and identified in the “Compensation Discussion and Analysis” section of this proxy.

        As described in more detail in the Compensation Discussion and Analysis, our compensation programs are designed to:

•

attract, retain and motivate superior executive talent while maintaining an appropriate cost structure;

•

link a substantial component of our executives' compensation to the achievement of performance goals that directly correlate to the enhancement of shareholder value; and

•

have the right balance of short and long-term compensation elements to ensure an appropriate focus on operational objectives and the creation of long-term value.

        The Board of Director periodically assesses our compensation programs to ensure that they are appropriately aligned with our business strategy and are achieving their objectives. For fiscal year 2011, we adopted various changes in our compensation programs in order to better align our programs with best practices. These changes included the following:

•

we entered into long-term employment contracts with our chief executive officer and our chief financial officer to promote continuity of management;

•

we engaged an outside consultant to determine the fairness of our compensation program; and

•

we adopted a more comprehenvise stock incentive plan to provide motivational incentive and economic reward to our existing employees and to assist us in attracting executive and director talent.

In fiscal year 2010, we achieved strong year-over-year growth whereby we closed out 2010 with achieving several financial milestones, including 30% revenue growth, 68% and 785% increase in gross profits and net profits, respectively, and our net worth increased from a $(86,887) deficit as of December 31, 2009 to $183,175 positive as of December 31, 2010.

        We urge shareholders to read carefully the Compensation Discussion and Analysis of this proxy statement to review the compensation of our named executive officers and our performance.

        While the vote on this resolution is advisory and not binding on the company, the Board of Directors values the opinions of our shareholders and will consider the outcome of the vote on this resolution when making decisions regarding future executive compensation arrangements.

The Board recommends a vote "FOR" the approval of
the non-binding, advisory resolution on executive compensation.

NON-BINDING, ADVISORY PROPOSAL NO. 4:
NON-BINDING ADVISORY RESOLUTION ON THE
FREQUENCY OF THE NON-BINDING, ADVISORY RESOLUTION
ON EXECUTIVE COMPENSATION

        Pursuant to recently adopted Section 14A of the Exchange Act, we are asking shareholders to vote on whether future non-binding, advisory votes on executive compensation of the nature reflected in Proposal No. 3 above should occur every year, every two years or every three years.

        The Board of Directors has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the company at this time. Therefore, our Board recommends that shareholders vote for future advisory votes on executive compensation to occur every three years. We believe that this approach is consistent with our policy of maintaining an open and transparent dialogue with our shareholders and in line with our objective to have executive compensation programs designed to promote a long-term connection between compensation and performance.

        While this advisory resolution is not binding on the company, the Board will carefully consider the voting results in recommending and determining the frequency of any future advisory votes on executive compensation. The frequency which receives the highest number of non-binding, affirmative votes will be deemed the choice of the shareholders. Shareholders are able to abstain from this proposal or to specify that a vote should be held every year, every two years or every three years. Shareholders are not being asked to approve or disapprove of the Board's recommendation. In addition, notwithstanding the Board's recommendation and the outcome of the shareholder vote, the Board may in the future decide to propose for consideration non-binding, advisory resolutions on executive compensation on a more or less frequent basis as it deems appropriate to best address the company's unique circumstances at any given time and to serve the best interests of our shareholders.

The Board recommends a vote to conduct future
non-binding, advisory resolutions on executive compensation "EVERY THREE YEARS".

EXECUTIVE OFFICERS

        The names, ages and positions of our executive officers as of December 1, 2011 are as follows:

Name	Age	Position
Kambiz Mahdi	46	Chief Executive Officer and Chairman
John Bennett	51	Chief Financial Officer and Member of Board of Directors

The biographies of Mr. Mahdi and John Bennett can be found on page 4 in this proxy statement under the heading entitled “Information about Director Nominees.”

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

        We believe that the quality, skills and dedication of our executive officers are critical factors affecting the company's performance and shareholder value. Accordingly, the key objective of our compensation programs is to attract, retain and motivate superior executive talent while maintaining an appropriate cost structure. In addition, our compensation programs are designed to link a substantial component of our executives' compensation to the achievement of performance goals that directly correlate to the enhancement of shareholder value. Finally, our compensation programs are designed to have the right balance of short and long-term compensation elements to ensure an appropriate focus on operational objectives and the creation of long-term value.

        To accomplish these objectives, the Board of Directors has structured our compensation programs to include the following key features and compensation elements:

•

base salaries, which generally are set below the median of our peer group companies and take into consideration the Company’s cash flow and revenues;

•

equity-based compensation, which aligns our executives' interests with those of our shareholders and promotes executive retention; and

•

in most cases, both our performance-based and service-based restricted share units will provide for vesting over four years, thereby promoting the enhancement of long-term shareholder value and executive retention.

        The Board also generally seeks to compensate its executives through determinable base cash salaries that are sensitive to the company’s cash resources but that also provide for motivational incentive and maintain continuity of management.  In addition, executives are given equity awards to reward performance based on the company’s growth and economic achievements. The Board does not maintain fixed policies for allocating among current and long-term compensation or among cash and non-cash compensation. Instead, the Board maintains flexibility and adjusts different elements of compensation based upon its evaluation of the key compensation goals set forth above.

The Board seeks to maintain a balance among fixed and variable compensation, cash and equity, and annual and longer-term incentive compensation to mitigate the risk arising from any element of compensation. While compensation levels may differ among NEOs based on competitive factors, and the performance, job criticality, experience and skill set of each specific NEO, there are no material differences in the compensation philosophies, objectives or policies for our NEOs. We do not maintain a policy regarding internal pay equity.

Compensation Committee

We currently do not have a standing compensation committee of our Board of Directors at the current time, which is again due to the size of our operations. As our company grows, we plan to establish a compensation committee to address this specific area.  The functions of a compensation committee are currently being performed by our three-member Board.

Independent Consultants and Advisors

        The Board has the authority to retain and terminate any independent, third-party compensation consultants and to obtain advice and assistance from internal and external legal, accounting and other advisors. During our 2011 fiscal year, the Board engaged the EMCI/Hanover Group (“EMCI”), an independent third-party, as its independent adviser for certain executive compensation matters. EMCI was retained by the Board to provide an independent review of the company's executive compensation programs, including an analysis of both the competitive market and the design of the programs. More specifically, EMCI furnished the Board with letter reporting on the fairness of the employment contracts entered into with our chief executive officer and chief financial, which he reported as both fair and necessary to provide for continuity of management, motivational incentive and economic reward, given the progress of the company for the last two fiscal years. The company paid EMCI $1,000.00 for its consulting services related to the above mentioned advisory services.

Role of Executive Officers in Compensation Decisions

        Since our Board is composed of our chief executive officer and our chief financial officer, our executives are directly involved in all facets of our compensation structure and in the implementation of the long-term executive agreements entered into with our chief executive officer and our chief financial officer.  However, in determining the fairness, which took into account the company’s revenue growth and the benefit to our shareholders in providing continuity of management at this critical stage in the company’s growth makes, the considerations and recommendations of the third independent Board member and the EMCI were heavily weighted.

Fiscal Year 2010 Executive Compensation

Summary of Fiscal Year 2010 Compensation Decisions

        The company achieved significant growth in revenue, as well as in adjusted and GAAP operating income, net income and earnings per share. We realized strong revenue growth across all of our market segments, maintaining a diversified and balanced business portfolio. As a result of the company's excellent performance in fiscal year 2010, we decided in 2011 to enter into long-term employment agreement with our CEO and CFO to ensure continuity of management. The agreements are discussed in this proxy statement under the heading entitled “Executive Employment Agreements.”

        Elements of Compensation

We may allocate compensation among the following components for our named executive officers:

•

base salary;

•

annual incentive bonus awards;

•

performance-based and service-based stock incentive awards;

•

performance based deferred compensation; and

•

other benefits.

        As discussed above, a key element of our compensation philosophy is that a significant portion of executive compensation is comprised of lon-term elements that encourage our executives to stay with the company, which we believe provides for a stable working environment that ultimately benefits our shareholders

         Other Benefits

        Executive officers are eligible to participate in all of the company's employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees, subject to applicable law.

Termination and Change of Control Arrangements

        Our CEO and CFO are entitled to certain termination and change of control benefits under their employment agreements. These benefits are described and quantified under the section entitled "Executive Compensation—Potential Payments Upon Termination or Change of Control."

COMPENSATION RISK ASSESSMENT

        With the assistance of EMCI, the Board reviewed our compensation policies and practices and determined that our compensation programs do not encourage excessive or inappropriate risk-taking. While, a majority of the Board is comprised of our executive officers, the Board believes that the design and mix of our compensation programs appropriately encourage our executive and senior officers to focus on the creation of long-term shareholder value. In its review, the Board noted the following features:

•

base salaries, which generally are set below the median of our peer group companies and take into consideration the Company’s cash flow and revenues;

•

equity-based compensation, which aligns our executives' interests with those of our shareholders and promotes executive retention; and

•

in most cases, both our performance-based and service-based restricted share units will provide for vesting over four years, thereby promoting the enhancement of long-term shareholder value and executive retention.

EXECUTIVE COMPENSATION

        The following table sets forth the fiscal year 2008, 2009 and 2010 compensation for:

•

Kambiz Mahdi, our Chief Executive Officer; and

•

John Bennett, our Chief Financial Officer; and

        The executive officers included in the Summary Compensation Table are referred to in this proxy statement as our named executive officers. A detailed description of the plans and programs under which our named executive officers received the following compensation can be found in the section entitled "Compensation Discussion and Analysis.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(3)	Bonus ($)(4)	Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred CompensationEarnings ($)	All Other Compensation ($)	Total ($)
Kambiz Mahdi (1)	2010	$ 45,000	$ -	$ -	$ -	$ -	$ -	$ -	$ 45,000
Chief Executive Officer	2009	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	2008	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

John Bennett (2)	2010	$ 112,000	$ -	$ 5,000	$ -	$ -	$ -	$ -	$ 117,000
Chief Financial Officer	2009	$ 112,000	$ -	$ -	$ -	$ -	$ -	$ -	$ 112,000
	2008	$ 135,899	$ -	$ -	$ 13,000	$ -	$ -	$ -	$ 148,899

1)

Information for fiscal year 2008 is not included for Mr. Mahdi, who was appointed as the chief executive officer during fiscal year 2009. In 2009 Mr. Mahdi did not take or accrue any salary. In 2010 Mr. Mahdi accrued $45,000 in salary and as of December 1, 2011 the outstanding balance owed is $40,500.

2)

For the years 2009 and 2010 Mr. Bennett took a voluntary pay cut of 20% from $140,000 to $112,000.

3)

For 2011 Mr. Mahdi’s Salary began on April 1, 2011 will be $106,722.  Mr. Bennett’s Salary for 2011 will be at $112,000.

4)

There were no bonuses paid or accrued for any executies for 2008, 2009, 2010 and 2011.

5)

Mr. Bennett was granted 1,000,000 shares of restricted common stock valued at .005 ($5,000) as additional compensation. These shares were issued in 2011. Stock awards consist of service-based and performance-based restricted share unit awards. The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the grant date fair value for grants made by us in fiscal years 2010, calculated in accordance with FASB ASC Topic 718. There were no stock awards granted to the named executive officers in fiscal year 2009 and 2008. For additional information regarding the assumptions made in calculating the amounts reflected in this column, see the section entitled "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements for the fiscal year ended December 31, 2010, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

6)

Mr. Bennett was issued an option to purchase 300,000 shares of our common stock on February 28, 2008 at $0.33. this option expires on February 8, 2017.  As of December 31, 2010, Mr. Bennett has not exercised his option grants.The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the grant date fair value for grants made by us in fiscal year 2008, calculated in accordance with FASB ASC Topic 718. There were no option grants to the named executive officers in fiscal years 2011, 2010 or 2009.

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table presents information about outstanding options and stock awards held by our named executive officers as of December 1, 2011.

	Option Awards				Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan Awards:	Plan Awards:
					Number	Market	Number of	Market or
	Number of	Number of			of Shares	Value of	Unearned	Payout Value
	Securities	Securities			or Units	Shares or	Shares, Units	of Unearned
	Underlying	Underlying			of Stock	Units of	or Other	Shares, Units
	Unexercised	Unexercised	Option		That	Stock That	Rights That	or Other
	Options	Options	Exercise	Option	Have Not	Have Not	Have Not	Rights That
	Exercisable	Unexercised	Price	Expiration	Vested	Vested	Vested	Have Not
Name	(#) (1)	(#)	($)	Date	(#)	($)	(#)	Vested ($)
Kambiz Mahdi	—	—	—	—	—	—	—	—
John Bennett	300,000	—	0.173	February 8, 2017	—	—	—	—
	300,000	—	0.033	February 8, 2017	—	—	—	—

(1) Mr. Bennett was issued an option to purchase 300,000 shares of our common stock on February 8, 2007 at $0.173 under our 2006 Plan and an option to purchase 300,000 shares of our common stock on February 28, 2008.  Both option grants expire on February 08, 2017.  As of December 31, 2010, Mr. Bennett has not exercised his option grants.

The company has adopted the use of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R) (now contained in FASB Codification Topic 718, Compensation-Stock Compensation), which supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance and eliminates the alternative to use Opinion 25’s intrinsic value method of accounting that was provided in Statement 123 as originally issued. This Statement requires an entity to measure the cost of employee services received in exchange for an award of an equity instruments, which includes grants of stock options and stock warrants, based on the fair value of the award, measured at the grant date, (with limited exceptions). Under this standard, the fair value of each award is estimated on the grant date, using an option-pricing model that meets certain requirements. We use the Black- Scholes option-pricing model to estimate the fair value of our equity awards, including stock options and warrants. The Black-Scholes model meets the requirements of SFAS No. 123R; however, the fair values generated may not reflect their actual fair values, as it does not consider certain factors, such as vesting requirements, employee attrition and transferability limitations. The Black-Scholes model valuation is affected by our stock price and a number of assumptions, including expected volatility, expected life, risk-free interest rate and expected dividends. We estimate the expected volatility and estimated life of our stock options at grant date based on historical volatility; however, due to the thinly traded nature of our stock, we have chosen to use an average of the annual volatility of like companies in our industry. For the “risk-free interest rate”, we use the Constant Maturity Treasury rate on 90 day government securities. The term is equal to the time until the option expires. The dividend yield is not applicable, as the company has not paid any dividends, nor do we anticipate paying them in the foreseeable future. The fair value of our restricted stock is based on the market value of our free trading common stock, on the grant date calculated using a 20 trading day average. At the time of grant, the share based-compensation expense is recognized in our financial statements based on awards that are ultimately expected to vest using historical employee attrition rates and the expense is reduced accordingly.  It is also adjusted to account for the restricted and thinly traded nature of the shares.  The expense is reviewed and adjusted in subsequent periods if actual attrition differs from those estimates.

We re-evaluate the assumptions used to value our share-based awards on a quarterly basis and if changes warrant different assumptions, the share-based compensation expense could vary significantly from the amount expensed in the past. We may be required to adjust any remaining share-based compensation expense, based on any additions, cancellations or adjustments to the share based awards. The expense is recognized over the period during which an employee is required to provide service in exchange for the award, the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service.   For the years ended December 31, 2010, 2009 and 2008 we had $5,000, $0 and $13,000 respectively in share based expense to executives.  As of December 31, 2010 we had $0 in non-vested expense to be recognized.

Executive Employment Agreements

On September 1, 2011, the Board approved long-term executive employment agreements with our Chief Executive Officer, Kambiz Mahdi and Chief Financial Officer John Bennett, for a period of five years from execution, unless terminated earlier pursuant to the terms of their respective agreements.

Mr. Mahdi will receive an annual compensation of $150,000 per year, subject to annual increases based on the greater of the consumer price index or 5.0% to take into account annual cost of living increases and also subject to such increases as may from time to time be determined by the Board of the Directors of the Company. In addition, Mr. Mahdi will receive a severance benefit consisting of a single lump sum cash payment equal the salary that Mr. Mahdi would have been entitled to receive through the remainder or the Employment Period or two (2) years, whichever is greater.

Mr. Bennett will receive an annual compensation of $140,000 per year, subject to annual increases based on the greater of the consumer price index or 5.0% to take into account annual cost of living increases and also subject to such increases as may from time to time be determined by the Board of the Directors of the Company.  Additionally, Mr. Bennett will receive $40,000, payable in 8,000,000 shares of the company’s common stock at $.005 per share, as a retention bonus. The shares will be issued at the rate of 1,000,000 shares per quarter, on the 15th day of each quarter, commencing on September 15, 2011 and continuing for the following seven quarters. Mr. Bennett will also receive a severance benefit consisting of a single lump sum cash payment equal the salary that Mr. Bennett would have been entitled to receive through the remainder or the Employment Period or two (2) years, whichever is greater.

Potential Payments upon Termination or Change of Control

Severance Benefits

Mr. Mahdia will receive a severance benefit consisting of a single lump sum cash payment equal the salary that Mr. Mahdi would have been entitled to receive through the remainder or the Employment Period or two (2) years, whichever is greater.

Mr. Bennett will receive a severance benefit consisting of a single lump sum cash payment equal the salary that Mr. Bennett would have been entitled to receive through the remainder or the Employment Period or two (2) years, whichever is greater.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2010, we maintained only our 2006 Plan.

Plan Category	Number of Ordinary Shares to be Issued Upon Exercise of Outstanding Options and Vesting of Restricted Share Unit Awards (a)	Weighted-Average Exercise Price of Outstanding Options (1) (b)	Number of Ordinary Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Ordinary SharesReflected in Column (a)) (c)
Equity compensation plans approved by shareholders	203,861	0.17	3,709,320
Equity compensation plans not approved by shareholders	—	—	—
Total	203,861	0.17	3,709,320

 (1)

The weighted-average exercise price does not take into account ordinary shares issuable upon the vesting of outstanding restricted share unit awards, which have no exercise price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of December 1, 2011, the number of shares of our common stock beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of our common stock; (2) our directors; (3) our named executive officers; and (4) all of our directors and executive officers as a group. The percentage of common stock beneficially owned is based on 195,659,056 shares of our common stock outstanding as of December 1, 2011. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	Percentage

Kambiz Mahdi(2)	69,959,347	35%
John Bennett(3)	2,620,924	1.30%
Shervin Talieh	500,000	*
Bijan Israel(2)	69,959,347	35%
All directors and officers as a group (3 persons)	73,080,271	71.30%

*	Represents less than 1.0% of our outstanding common stock.

(1)	The address of each beneficial owner listed is c/o Probe Manufacturing, Inc., 17475 Gillette Ave., Irvine, California 92614.

(2)	The shares of common stock are held directly by the Kambiz and Bahareh Living Trust and indirectly by Kambiz Mahdi and Bahareh Mahdi as Trustees.

(3)

On March 18, 2011, Mr. Bennett purchased 1,020,924 shares of Probe Manufacturing, Inc. (the "Company") from Barrett Evans, the former CEO and chairman of the Company in a private transaction for $5,000, or $0.0048 per share. In addition, on June 26, 2011, Mr. Bennett was granted 1,000,000 shares of the Company's common stock as additional compensation for his employment with the Company for the year ended December 31, 2010. In addition Mr. Bennett was issued an option to purchase 300,000 shares of our common stock on February 8, 2007 at $0.173 under our 2006 Plan and an option to purchase 300,000 shares of our common stock on February 28, 2008.  Both option grants expire on February 08, 2017.  As of December 31, 2010, Mr. Bennett has not exercised his option grants.  Pursuant to Mr. Bennett's employment contract with the Company, he will be granted 8,000,000 shares of the Company's common stock over the next eight quarters.

(4)	The shares of common stock are held directly by the Bijan and Sima Israel Family Trust and indirectly by Bijan Israel and Sima Israel, Trustees.

None of the above shares have been pledged as security.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10.0% of a registered security of the company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the company. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. As of December 31, 2010, our directors and NEOs were in compliance with Section 16(a) of the Exchange Act. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

        Our Code of Business Conduct and Ethics provides guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between us and our executive officers or directors, such as:

•

Business transaction between the company and any executive are prohibited, unless otherwise approved by the Board;

•

Activities that may interfere with an executive’s performance in carrying out company responsibilities;

•

Activities that call for the use of the company’s influence, resources or facilities; and

•

Activities that may discredit the name or reputation of the company.

We have various procedures in place to identify potential related person transactions, and the Board of Directors and a separate compliance committee work together in reviewing and considering whether any identified transactions or relationships are covered by the Code of Business Conduct and Ethics. A copy of the company's Code of Business Conduct and Ethics on the Corporate Governance page of our website at www.probeglobal.com.

Transactions with Related Persons

        For the year ended December 31, 2010 the company had the transactions which involved related persons:

•

On June 23, 2010 we entered short term $70,000 demand note to B&S Development group.  The term of this note is four month due on October 23, 2010 with an interest rate of %15 percent per annum. This note required the payment of a 12% due diligent fee to be amortized over the life of the note. Total payments for interest and due diligent fees are $3,000 per month.  Bijan Israel the managing partner of B&S development is also a managing partner of KB Development Group.  KB Development Group is the largest shareholder of the company at 152,000,000 shares. As of December 31, 2010 the outstanding balance was $70,000. Subsequently, on February 17, 2010 the balance of this note was paid in full.

•

Our chief executive officer was a supplier of parts and had dealings with current and former customers of our company; however, our board of directors has approved such transactions of our chief executive officer.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is available on our website at www.probeglobal.com or a shareholder may receive a copy of our annual report by sending a written request to 17475 Gillette Ave., Irvine, California 92614, Attention: Secretary . Our 2010 Annual Report on Form 10-K is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

PROPOSALS FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

Under SEC regulations, any stockholder desiring to submit a proposal for inclusion in proxy solicitation material for our 2012 Annual Meeting of Shareholders must cause such proposal to be received at our principal executive offices located at 17475 Gillette Ave., Irvine, California 92614, Attention: Secretary, no later than January 17, 2012, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act. If a stockholder wishes to present a proposal at our 2012 Annual Meeting of Shareholders, whether or not the proposal is intended to be included in the 2012 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Secretary at our offices no earlier than November 18, 2011 and no later than January 17, 2012. Shareholders are advised to review our bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations. We presently anticipate holding the 2012 Annual Meeting of Shareholders in June 2012.

OTHER MATTERS

Mailing of Materials; Other Business

On or about December 1, 2011, we will mail a proxy card together with this proxy statement to all Shareholders of record at the close of business on December 1, 2011. The only business to come before the annual meeting which management is aware of is set forth in this proxy statement. If any other business does properly come before the annual meeting or any adjournment or postponement thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly. Therefore, Shareholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or by fax to 1 (949) 273-4990.

PROBE MANUFACTURING, INC.

ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 28, 2011

INVESTOR PROXY CARD

Solicited by the Board of Directors

CONTROL NUMBER

VOTE BY MAIL OR BY FAX
Mark, date and sign this proxy card and mail promptly in the postage-paid envelope or fax your vote to 1 (949) 273-4990. Do not return the proxy card if you vote by Internet, by telephone, or by fax.

All votes, whether by mail or fax must be received no later than

5:00 p.m., Pacific Daylight Time, on December 27, 2011, to be included in the voting results.

The undersigned stockholder of Probe Manufacturing, Inc., a Nevada corporation, hereby appoints Kambiz Mahdi and John Bennett, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2011 Annual Meeting of Shareholders of Probe Manufacturing, Inc. to be held on December 28, 2011 at 8:30 a.m. local time, at the Corporate Headquarters, located at 17475 Gillette Ave., Irvine, California 92614, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Probe Manufacturing, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2011 Annual Meeting of Shareholders, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” NAMED IN ITEM NO. 1,“FOR” ITEM NO. 2, “FOR” ITEM NO. 3”FOR”AND  ITEM NO. 4 “FOR”. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR ALL NOMINEES” NAMED IN ITEM NO. 1, “FOR” ITEM NO. 2, “FOR” ITEM NO. 3 AND “FOR” ITEM NO. 4.

1.

For the election of (01) Kambiz Mahdi, (02) John Bennett, and (03) Shervin Talieh to serve as Directors until the Annual Meeting of Shareholders of Probe Manufacturing, Inc. to be held in the year 2012 and until his successor is duly elected and qualified.

☐ For All Nominees

☐ Withheld as to All Nominees

☐ For All Nominees Except*

(01) Kambiz Mahdi

(02) John Bennett

 and

 (03) Shervin Talieh.

*To withhold a vote regarding any individual nominee, strike a line through the nominee’s name

2.

For the ratification of the appointment of W.T. Uniack & Co, CPA’s, P.C. as the company’s independent registered public accounting firm for the year ending December 31, 2011.

☐ For

☐ Against

           ☐ Abstain

3.

For the Non-Binding, Advisory Resolution.    To approve the compensation of Probe Manufacturing named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, set forth in "Compensation Discussion and Analysis" and in the compensation tables and the accompanying narrative disclosure under "Executive Compensation" in Probe Manufacturing proxy statement relating to its 2011 annual general meeting.

☐ For

☐ Against

           ☐ Abstain

4.

For the Non-Binding, Advisory Resolution.    To recommend that a non-binding, advisory resolution to approve the compensation of Probe Manufacturing named executive officers be put to shareholders for their consideration every year, every two years or every three years.

☐ Every Year

☐ Every Two Years

☐ Every Three Years

           ☐ Abstain

Signature:

  Date

, 2011

Signature:

  Date

, 2011

When shares are held by joint tenants or tenants-in-common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Endnotes

17475 Gillette Avenue

Irvine, CA 92614

949.273.4990 main

949.273.4990 fax

www.probeglobal.com

17475 Gillette Avenue

Irvine, CA 92614

949.273.4990 main

949.273.4990 fax

www.probeglobal.com